Subsequent Events		9 Months Ended
	Jan. 24, 2020	Sep. 30, 2020
Subsequent Events.
Subsequent Events

6.   Subsequent events

On March 2, 2020, the Sponsor transferred 20,000 founder shares to each of Scott M. Delman and Joshua Kazam, the director nominees, resulting in the Sponsor holding 14,335,000 founder shares. On March 5, 2020, the Company effected a 1:1.2 stock split of the Class B common stock, resulting in the Sponsor holding an aggregate of 17,210,000 Founder Shares and there being an aggregate of 17,250,000 Founder Shares outstanding.

9. Subsequent Events

Management has evaluated subsequent events to determine if events or transactions occurring through the date the financial statements were available for issuance, require potential adjustment to or disclosure in the financial statements and has concluded that, except as noted above, all such events that would require recognition or disclosure have been recognized or disclosed.